Exhibit 10.1
THIRD AMENDMENT AGREEMENT
     This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 1st day of April, 2011 among:
     (a) GIBRALTAR INDUSTRIES, INC., a Delaware corporation (“Gibraltar”);
     (b) GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York corporation (“GSNY” and, together with Gibraltar, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);
     (e) JPMORGAN CHASE BANK, N.A. and BMO CAPITAL MARKETS FINANCING, INC, as co-syndication agents; and
     (f) HSBC BANK USA, NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY, as co-documentation agents.
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 24, 2009, that provides, among other things, for loans and letters of credit aggregating Two Hundred Million Dollars ($200,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Borrowing Base” therefrom and to insert in place thereof the following:

     “Borrowing Base” means an amount equal to the total of the following:
     (a) up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable of each Borrowing Base Company; plus
     (b) during the Special D.S. Brown Borrowing Base Period, up to fifty percent (50%) of the aggregate amount due and owing on the Agreed D.S. Brown Eligible Accounts Receivable; plus
     (c) the lowest of:
     (i) the sum of:
     (A) the lesser of:
     (1) up to sixty-five percent (65%) of the aggregate of the cost or market value (whichever is lower), as determined on a first-in first-out basis in accordance with GAAP, of the Eligible Inventory of each Borrowing Base Company; and
     (2) the cost or market value (whichever is lower), as determined on a first-in first-out basis in accordance with GAAP, of Eligible Inventory, multiplied by up to eighty-five percent (85%) of the Appraised Inventory NOLV Percentage; plus
     (B) during the Special D.S. Brown Borrowing Base Period, up to forty percent (40%) of the aggregate of the cost or market value (whichever is lower), as determine on a first-in first-out basis in accordance with GAAP, of the Agreed D.S. Brown Eligible Inventory; and
     (ii) One Hundred Million Dollars ($100,000,000); plus
     (d) the Fixed Asset Advance; minus
     (e) Reserves for Designated Hedge Agreements established pursuant to Section 2.13(b) hereof; minus
     (f) other Reserves, if any;
provided that, anything herein to the contrary notwithstanding, Agent shall at all times have the right to reduce such percentages or dollar amount caps from time to time, in its reasonable credit judgment.

     2. Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Agreed D.S. Brown Eligible Account Receivable” means an Account that is an account receivable (i.e., each specific invoice) of D.S. Brown that would, if D.S. Brown was a Borrowing Base Company, meet the requirements of an Eligible Account Receivable, as determined by Agent in its reasonable discretion.
     “Agreed D.S. Brown Eligible Inventory” means Inventory of D.S. Brown that would, if D.S. Brown was a Borrowing Base Company, meet the requirements of Eligible Inventory, as determined by Agent in its reasonable discretion.
     “D.S.B. Holding” means D.S.B. Holding Corp., a Delaware corporation.
     “D.S. Brown” means The D.S. Brown Company, an Ohio corporation.
     “D.S. Brown Acquisition” means the Acquisition by Gibraltar of all of the outstanding equity interests of D.S.B. Holding pursuant to the D.S. Brown Acquisition Documents.
     “D.S. Brown Acquisition Date” means the date that the D.S. Brown Acquisition is consummated, pursuant to the D.S. Brown Acquisition Documents.
     “D.S. Brown Acquisition Documents” means the D.S. Brown Purchase Agreement and each other document executed and delivered in connection therewith.
     “D.S. Brown Purchase Agreement” means that certain Stock Purchase Agreement, dated as of March 10, 2011, by and among the stockholders of D.S.B. Holding and Gibraltar.
     “Special D.S. Brown Borrowing Base Period” means the period from the D.S. Brown Acquisition Date to the earlier of (a) the date D.S. Brown becomes a Borrowing Base Company pursuant to Section 2.15 hereof, or (b) forty-five (45) days after the D.S. Brown Acquisition Date.
     3. Amendment to Addition of Borrowing Base Company Provisions. Section 2.15 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:
     (a) such Domestic Subsidiary shall have complied with all requirements of Section 5.20 hereof,
     4. Amendment to Acquisition Covenant Provisions. Section 5.13 of the Credit Agreement is hereby amended to delete subsections (e), (g) and (h) therefrom and to insert in place thereof, respectively, the following:

     (e) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the Borrowing Base, Agent shall have conducted a field examination and appraisal of such Accounts and Inventory to its reasonable satisfaction; provided that, with respect to the D.S. Brown Acquisition, such field examination and appraisal may be conducted within forty-five (45) days after the D.S. Brown Acquisition Date;
     (g) Borrowers shall have provided to Agent, at least five Business Days prior to such Acquisition, historical financial statements of the target entity and a pro forma financial statement of the Companies accompanied by a certificate of a Financial Officer showing (i) pro forma compliance with Section 5.7 hereof, both before and after giving effect to the proposed Acquisition, (ii) Revolving Credit Availability of no less than Fifty Million Dollars ($50,000,000) after giving effect to such Acquisition, and (iii) that the target entity has generated positive Target EBITDA (excluding proposed synergies or other post acquisition actions or enhancements) for the most recently completed twelve (12) consecutive calendar months prior to such Acquisition; provided that compliance with subpart (ii) above shall not be required with respect to the D.S. Brown Acquisition, unless any Company shall have made a significant asset disposition subsequent to January 28, 2011 and prior to the D.S. Brown Acquisition Date; and
     (h) the aggregate Consideration paid by the Companies for such Acquisition:
     (i) shall not exceed the aggregate amount of Seventy-Five Million Dollars ($75,000,000) (except that the D.S. Brown Acquisition may be for aggregate Consideration of up to One Hundred Five Million Dollars ($105,000,000), so long as the D.S. Brown Acquisition occurs prior to April 30, 2011); and
     (ii) when added to all other Acquisitions (including the D.S. Brown Acquisition) for all Companies during the Commitment Period, shall not exceed the aggregate amount of One Hundred Fifty Million Dollars ($150,000,000).
     5. Amendment to Deposit and Securities Accounts Provisions. Article VI of the Credit Agreement is hereby amended to delete Section 6.19 therefrom and to insert in place thereof the following:
     Section 6.19. Deposit and Securities Accounts. Borrowers have provided to Agent a list of all banks, other financial institutions and Securities Intermediaries at which any Credit Party maintains Deposit Accounts or Securities Accounts as of the D.S. Brown Acquisition Date, which list correctly identifies the name, address and telephone number of each such financial institution or Securities Intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

     6. Amendment to Schedules After the D.S. Brown Acquisition Date. Upon the acceptance by Agent of the updated Schedules to the Credit Agreement pursuant to Section 8 hereof, the Credit Agreement shall be amended to delete Schedule 2 (Guarantors of Payment), Schedule 3 (Borrowing Base Companies), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts) therefrom, and to insert in place thereof, respectively, a new Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6.1, Schedule 6.9, Schedule 6.17 and Schedule 6.19.
     7. Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.
     8. Required Deliveries After the D.S. Brown Acquisition. On or before each of the dates specified in this Section 8, Borrowers shall satisfy each of the items specified in the subparts below:
     (a) within twenty (20) days after the D.S. Brown Acquisition Date, unless a longer period is agreed to by Agent in writing, Borrowers shall deliver to Agent the following replacement Schedules to the Credit Agreement, in each case, as may be requested by Agent, to be in form and substance acceptable to Agent and giving effect to the D.S. Brown Acquisition: Schedule 2 (Guarantors of Payment), Schedule 3 (Borrowing Base Companies), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts); and
     (b) within ten days after the D.S. Brown Acquisition Date, unless a longer period is agreed to by Agent in writing, Borrowers shall cause D.S.B. Holding and any Subsidiary of D.S.B. Holding (other than a Non-Material Subsidiary) to deliver to Agent:
     (i) an executed joinder agreement to the Guaranty of Payment, such agreement to be prepared by Agent and in form and substance acceptable to Agent;
     (ii) an executed joinder agreement to the Pledge and Security Agreement, such agreement to be prepared by Agent and in form and substance acceptable to Agent;

     (iii) such other supporting documentation, Security Documents, corporate governance documents, authorization documents, lien searches and an opinion of counsel as may be deemed necessary or advisable by Agent.
     9. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.
     10. Waiver and Release. Borrowers, by signing below, hereby waive and release Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     11. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.
     12. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     13. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     14. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     15. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.
[Remainder of page intentionally left blank.]

     JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

GIBRALTAR INDUSTRIES, INC.
By:
Name:
Title:

GIBRALTAR STEEL CORPORATION OF NEW YORK
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Documentation Agent and a Lender
By:
Name:
Title:
Signature Page 1 of 3 to
Third Amendment Agreement

JPMORGAN CHASE BANK, N.A., as a Co-Syndication Agent and a Lender
By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Co-Syndication Agent and a Lender
By:
Name:
Title:

HARRIS N.A., as a Fronting Lender
By:
Name:
Title:

HSCB BANK USA, NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender
By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank, as a Lender
By:
Name:
Title:
Signature Page 2 of 3 to
Third Amendment Agreement

US BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page 3 of 3 to
Third Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement, dated as of April 1, 2011. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AIR VENT INC.	ALABAMA METAL INDUSTRIES CORPORATION

By:	By:

Name:	Name:

Title:	Title:

APPLETON SUPPLY CO., INC.	CONSTRUCTION METALS, LLC

By:	By:

Name:	Name:

Title:	Title:

DIAMOND PERFORATED METALS, INC.	DRAMEX INTERNATIONAL INC

By:	By:

Name:	Name:

Title:	Title:

FLORENCE CORPORATION	FLORENCE CORPORATION OF KANSAS

By:	By:

Name:	Name:

Title:	Title:

GIBRALTAR INTERNATIONAL, INC.	GIBRALTAR STRIP STEEL, INC.

By:	By:

Name:	Name:

Title:	Title:

NOLL/NORWESCO, LLC	SEA SAFE, INC.

By:	By:

Name:	Name:

Title:	Title:

SOLAR GROUP, INC.	SOLAR OF MICHIGAN, INC.

By:	By:

Name:	Name:

Title:	Title:

SOUTHEASTERN METALS MANUFACTURING COMPANY, INC.

By:

Name:

Title:

SCHEDULE 2
GUARANTORS OF PAYMENT
Air Vent Inc., a Delaware corporation
Alabama Metal Industries Corporation, a Delaware corporation
AMICO Holding Company, Inc., a Delaware corporation
Appleton Supply Co., Inc., a Delaware corporation
Construction Metals, LLC, a California limited liability company
Diamond Perforated Metals, Inc., a California corporation
D.S.B. Holding Corp., a Delaware corporation
The D.S. Brown Company, an Ohio corporation
Florence Corporation, an Illinois corporation
Florence Corporation of Kansas, a Kansas corporation
Gibraltar Strip Steel, Inc., a Delaware corporation
Noll/Norwesco, LLC, a Delaware limited liability company
Sea Safe, Inc., a Louisiana corporation
Solar Group, Inc., a Delaware corporation
Solar of Michigan, Inc., a Delaware corporation
Southeastern Metals Manufacturing Company, Inc., a Florida corporation

SCHEDULE 3
BORROWING BASE COMPANIES
Air Vent, Inc.
Alabama Metal Industries Corporation
AMICO Holding Company, Inc.
Appleton Supply Company, Inc.
Construction Metals, LLC
Diamond Perforated Metals, Inc.
D.S.B. Holding Corp.
The D.S. Brown Company
Florence Corporation
Gibraltar Strip Steel, Inc.
Noll/Norwesco, LLC
Sea Safe, Inc.
Solar Group, Inc.
Southeastern Metals Manufacturing Company, Inc.

SCHEDULE 4
REAL PROPERTY
The following parcels of real property owned by the Borrowers and/or the Subsidiaries that are subject to a Deed of Trust as required pursuant to the terms of the Agreement:
(a)	3011 70th Avenue East, Fife Washington 98424

(b)	1320 Performance Drive, Stockton, California 95206

(c)	107 Fellowship Road, Taylorville, Mississippi 39168

SCHEDULE 5
PLEDGED SECURITIES

		Total
		Shares/Equity	Ownership
		Interests	Percentage	Certificate No.	% of Interest
Credit Party	Issuer	Outstanding	of the Pledgor	(if any)	Pledged
Gibraltar Steel Corporation of New York	Air Vent Inc.	249	100%	7	100%

Gibraltar Steel Corporation of New York	Solar of Michigan, Inc.	100	100%	1	100%

Gibraltar Steel Corporation of New York	Southeastern Metals Manufacturing Company, Inc.	252,021.7891	100%	217	100%

Gibraltar Steel Corporation of New York	Gibraltar Strip Steel, Inc.	5 shares of Class A	100%	21	100%

		5 shares of Class B		22

Gibraltar Steel Corporation of New York	GSC Flight Services Corp.	100 shares	100%	1	100%

Gibraltar Industries, Inc.	Appleton Supply Co., Inc.	1,000	100%	1	100%

Gibraltar Industries, Inc.	Florence Corporation	2,440	100%	182	100%

Gibraltar Industries, Inc.	Gibraltar Steel Corporation of New York	101	100%	C-24	100%

Gibraltar Industries, Inc.	Solar Group, Inc.	1,000	100%	1	100%

		Total
		Shares/Equity	Ownership
		Interests	Percentage	Certificate No.	% of Interest
Credit Party	Issuer	Outstanding	of the Pledgor	(if any)	Pledged
Gibraltar Industries, Inc.	Gibraltar Industries Germany GmbH**	€25,000	100%	None	*

Gibraltar Industries, Inc.	Gibraltar Industries (UK) Limited**	1 Ordinary Share	100%	2	*

Gibraltar Industries, Inc.	AMICO Holding Company, Inc.	500	100%	1	100%

Gibraltar Industries, Inc.	D.S. B. Holding Corp.	66,749.90 Common	100%	10	100%

		65,750.10 Preferred		P-10

D.S. B. Holding Corp.	The D.S. Brown Company	1,000	100%	1	100%

AMICO Holding Company, Inc.	Alabama Metal Industries Corporation	110	100%	28 and 29	100%

Member: Southeastern Metals Manufacturing Company, Inc.	Construction Metals, LLC	100%	100%	None	100%

Member: Southeastern Metals Manufacturing Company, Inc.	Noll/Norwesco, LLC	100%	100%	1	100%

Alabama Metal Industries Corporation	Diamond Perforated Metals, Inc.	1,000,000	100%	7	100%

Alabama Metal Industries Corporation	Sea Safe, Inc.	15,008 Common Stock	100%	56	100%

		Total
		Shares/Equity	Ownership
		Interests	Percentage	Certificate No.	% of Interest
Credit Party	Issuer	Outstanding	of the Pledgor	(if any)	Pledged
Alabama Metal Industries Corporation	AMICO Canada, Inc.**	1,750,000	100%	C-1	*

Florence Corporation	Florence Corporation of Kansas	2,490	100%	1	100%

*	100% of non-voting shares and equity interests and 65% of voting shares or equity interest constitute Pledged Securities

**	Foreign Subsidiaries

SCHEDULE 6.1
CORPORATE EXISTENCE; SUBSIDIARIES; FOREIGN QUALIFICATIONS
1. The following list identifies the jurisdiction of organization/formation and each jurisdiction in which any Company is qualified to do business:

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
Air Vent Inc.	Delaware	Illinois Iowa Massachusetts Mississippi Missouri North Carolina Texas

Alabama Metal Industries Corporation	Delaware	Alabama California Colorado Florida Illinois Louisiana Mississippi Missouri Ohio South Carolina Texas Utah Washington

AMICO Holding Company, Inc.	Delaware	None

Appleton Supply Co., Inc.	Delaware	Michigan Wisconsin

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
Construction Metals, LLC	California	Arizona Colorado Utah Washington

Diamond Perforated Metals, Inc.	California	None

D.S.B. Holding Corp.	Delaware	None

The D.S. Brown Company	Ohio	California Georgia Michigan Minnesota New Jersey Ohio Pennsylvania Texas

Florence Corporation	Illinois	None

Florence Corporation of Kansas	Kansas	Utah

Gibraltar Industries, Inc.	Delaware	New York

Gibraltar Steel Corporation of New York	New York	Georgia Michigan Ohio Texas

Gibraltar Strip Steel, Inc.*	Delaware	New York Ohio Texas***

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
Noll/Norwesco, LLC	Delaware	California Georgia Oregon Washington Utah

Sea Safe, Inc.	Louisiana	Illinois Texas

Solar Group, Inc.	Delaware	Mississippi Texas North Carolina

Solar of Michigan, Inc.	Delaware	Michigan

Southeastern Metals Manufacturing Company, Inc.	Florida	New Mexico Texas

GSC Flight Services Corp.*	New York	None

Gibraltar Industries Germany GmbH**	Germany	None

Gibraltar Industries (UK) Limited**	United Kingdom	None

AMICO Canada, Inc.**	Canada	British Columbia Ontario Quebec

Dramex Expanded Metal Limited**	United Kingdom	None

Expamet Polska sp.zo.o**	Poland	None

Sorst Streckmetall GmbH**	Germany	None

The Expanded Metal Company Limited**	United Kingdom	None

2. The following Subsidiaries are wholly-owned directly by Gibraltar Steel Corporation of New York which, in turn, is wholly-owned by Gibraltar Industries, Inc.:
Air Vent Inc.
Gibraltar Strip Steel, Inc.*
GSC Flight Services Corp.*
Solar of Michigan, Inc.*
Southeastern Metals Manufacturing Company, Inc.
3. The following Subsidiaries are directly and wholly-owned by Gibraltar Industries, Inc.
Gibraltar Steel Corporation of New York
AMICO Holding Company, Inc.
Appleton Supply Co., Inc.
Gibraltar Industries Germany GmbH**
Gibraltar Industries (UK) Limited**
D.S.B. Holding Corp.
Florence Corporation
Solar Group, Inc.
4. The following Subsidiaries are wholly-owned directly by Alabama Metal Industries Corporation which, in turn, is wholly-owned by AMICO Holding Company, Inc., which is wholly owned by Gibraltar Industries, Inc.:
AMICO Canada, Inc.**
Diamond Perforated Metals, Inc.
Sea Safe, Inc.
5. The remainder of the Subsidiaries are owned as follows:

Indirect
Subsidiary	Direct Ownership	Ownership
Alabama Metal Industries Corporation	AMICO Holding Company, Inc. — 100%	GII — 100%
Construction Metals LLC	Southeastern Metals Manufacturing Company, Inc. — 100%	GSCNY — 100%
The D.S. Brown Company	D.S.B. Holding Corp.	GII — 100%
Dramex Expanded Metal Limited**	Gibraltar Industries (UK) Limited** — 100%	GII — 100%
Expamet Polska sp.zo.o**	The Expanded Metal Company Limited** — 100%	GII — 100%
Florence Corporation of Kansas	Florence Corporation — 100%	GII — 100%

Indirect
Subsidiary	Direct Ownership	Ownership
Noll/Norwesco, LLC	Southeastern Metals Manufacturing Company, Inc. — 100%	GSCNY — 100%
Sorst Streckmetall GmbH**	Gibraltar Industries Germany GmbH** — 100%	GII — 100%
The Expanded Metal Company Limited**	Gibraltar Industries (UK) Limited** — 100%	GII — 100%

*	Non-Material Subsidiaries

**	Foreign Subsidiaries

***	Borrower or Subsidiary Guarantor, as applicable, is currently in the process of withdrawing its qualification to do business in this State.

GSCNY= Gibraltar Steel Corporation of New York

GII = Gibraltar Industries, Inc.
6. The principal place of business and the chief executive office for the Borrowers, each Subsidiary Guarantor and each Foreign Subsidiary is 3556 Lake Shore Road Buffalo, New York 14219.

SCHEDULE 6.9
LOCATIONS
1.	See attached list for locations currently leased and/or owned by a Credit Party, where inventory is currently located.

2.	The following list provides for third-party locations where inventory is currently held:

Description of
Assets and Nature of
Credit Party	Name of Third Party	Address	Relationship
Air Vent, Inc.	Reliable Consolidation	415 N Blooming Street Lowel, AR 72745	Inventory warehouse*

Air Vent, Inc.	Environmental Friendly	1833 N I-35E Dallas, Texas 75006	Outside processor*

Air Vent, Inc.	Pellams Warehouse	917 Parkway Grand Prairie, TX 75051	Inventory warehouse*

Air Vent, Inc.	Custom Mfg. Co.	5501 S Lamar Dallas, TX 75215	Outside processor*

Solar Group, Inc	Boswell Retardation Center	P.O. Box 128 Magge, MS 39111	Outside processor*

Solar Group, Inc	Pine Belt Industries	5370 Highway 42 Hattiesburg, MS 39401	Outside processor*

Solar Group, Inc	Pro Pak	2010 South Great Southwest Parkway Grand Prairie, Texas 75051.	Outside processor*

Florence Corporation	Van Am Tool & Engineering	5025 Easion Road St. Joseph, MO 64507	Outside processor*

Florence Corporation	Bennet Packaging	220 N.W Space Center Rd Lee’s Summit, MO 64064	Outside processor*

Florence Corporation	Stemar Industries	116 Kean Street W Bablyon, NY 11704	Outside processor*

Florence Corporation	A&E Custom Manufacturing	3150 Chrysler Road Kansas City, KS 66115	Outside processor*

Florence Corporation	BMS Logistics	3601 S Leonard Rd St. Joseph, MO 64503	Outside processor*

Description of
Assets and Nature of
Credit Party	Name of Third Party	Address	Relationship
Southeastern Metals Manufacturing Company, Inc.	Coilplus-Texas	6610 Railway San Antonio, Texas 78244	Outside processor

(under the assumed name DOT Metal Products, Inc.)

Southeastern Metals Manufacturing Company, Inc.	PreCoat	16402 Jacinto Port Blvd Houston, TX 77015	Outside processor*

(under the assumed name DOT Metal Products, Inc.)

Southeastern Metals Manufacturing Company, Inc.	Curtis Steel	6504 Hurst Houston, TX 77088	Outside processor*

(under the assumed name DOT Metal Products, Inc.)

Appleton Supply Company, Inc	Wismarq	11440 W. Addison Ave Franklin Park, IL 60131	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	Toll/Pride	13518 NE 258th Street Rayford, FL 32083	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	PreCoat	3399 Davey Allison Blvd Hueytown, AL 35023	Outside processor*

Description of
Assets and Nature of
Credit Party	Name of Third Party	Address	Relationship
Southeastern Metals Manufacturing Company, Inc.	Lomb	250 Louisville Road Savannah, Georgia 31322	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	Magic Steel	408 Mareo St. NW Decatur, FL 35603	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	JIT	216 E. Lathop Avenue Savannah, Georgia 31402	Outside processor*

Alabama Metal Industries Corporation	Marleau Hercules	4333 N. Detroit Ave Toledo, OH 43612	Outside processor*

Alabama Metal Industries Corporation	Metalplate Galvanizing	1120 39th Street Birmingham, AL 35234	Outside processor*

Alabama Metal Industries Corporation	Ferraloy	1425 Red Hat Rd Decatur, AL 35601	Outside processor*

Alabama Metal Industries Corporation	B.L. Downey	2125 Gardner Rd Broadview, IL 60155	Outside processor*

Alabama Metal Industries Corporation	Ferraloy	1435 Red Hat Rd Decatur, AL 35601	Outside processor*

Alabama Metal Industries Corporation	AAA Galvanizing	625 Mills Rd Joilet, IL 60434	Outside processor*

Alabama Metal Industries Corporation	Metalplate Galvanizing-Deyton	10635 Needham Street Houston, TX 77013	Outside processor*

Alabama Metal Industries Corporation	Marantha Machine	128 W. Fm 6 Nevada, TX 75173	Outside processor*

Description of
Assets and Nature of
Credit Party	Name of Third Party	Address	Relationship
Alabama Metal Industries Corporation	Hobson Galvanizing	2402 Engineering Rd Belle Chase, LA 70037	Outside processor*

Alabama Metal Industries Corporation	Aztec Galvanizing	P.O. Box 64 Crowley, Texas 76036	Outside processor*

Alabama Metal Industries Corporation	Vas Delaware Galvanizing	511 Carrol Drive New Castle Delaware 19720	Outside processor*

Diamond Perforated Metals, Inc.	Drexel Supply Co.	10361 E 106 Ave Henderson, CO 80601	Public warehouse*

*	An immaterial amount of collateral is maintained at this location. If required by Agent, a Processor Waiver, in form and substance acceptable to Agent, will be delivered for this location.
3. Each Credit Party’s chief executive office is located at 3556 Lake Shore Road Buffalo, New York 14219.

SCHEDULE 6.9
Gibraltar Strip Steel Locations

Business Unit	Physical Address	City	State	ZIP Code
Gibraltar Strip Steel	2555 and 2545 Walden Ave.	Buffalo	New York	14225	Owned
Storage & Ventilation Locations

Business Unit	Physical Address	City	State	ZIP Code
Air Vent	7700 Harker Drive Suite A	Peoria	Illinois	61615	Leased	*
Air Vent	418 N. Front Street	Orrick	Missouri	64077	Owned
Air Vent	1710 South 21st Street	Clinton	Iowa	52732	Owned
Air Vent	4117 Pinnacle Point Dr.	Dallas	Texas	75211	Leased	*

SOLAR	107 Fellowship Road	Taylorsville	Mississippi	39168	Owned
SOLAR	203 Fellowship Road	Taylorsville	Mississippi	39168	Owned
Engineered Products Locations

Business Unit	Physical Address	City	State	ZIP Code
Florence	5935 Corporate Drive	Manhattan	Kansas	66503	(IRB Bond)
Florence	2321 N. Jackson	Junction City	Kansas	66441	Leased	*
AMICO Locations

Business Unit	Physical Address	City	State	ZIP Code
AMICO	3240 & 3245 Fayette Avenue	Birmingham	Alabama	35208	Owned
AMICO	11093 Beach Avenue	Fontana	California	92335	Owned
AMICO	7300 W. Sunnyview Avenue	Visalia	California	93291	Owned
AMICO	913-915 S. Heald Street	Wilmington	Delaware	19806	Leased	*
AMICO	1033 Pine Chase Avenue	Lakeland	Florida	33801	Owned
AMICO	1115 E. 5000 North Road	Bourbonnais	Illinois	60914	Leased	*
AMICO	209 Glaser Drive	Lafayette	Louisiana	70508	Owned
AMICO	1427 Howell Street	North Kansas City	Missouri	64068	Leased	*
AMICO	8110 Southern Boulevard	Youngstown	Ohio	44512	Owned
AMICO	1520 Roper Mountain Road	Greenville	South Carolina	29615	Leased	*
AMICO	825 County Road 606	Dayton	Texas	77535	Owned
AMICO	120 North Latham	Houston	Texas	77011	Leased	*
AMICO	212 North 1330 West Street	Orem	Utah	84059	Owned
AMICO	22153 West Valley Highway	Kent	Washington	98032	Leased	*
Noll Group Locations

Business Unit	Physical Address	City	State	ZIP Code
CMI	13169-B Slover Avenue	Fontana	California	92337	Leased	*
CMI	3011 70th Avenue E.	Fife	Washington	98424	Owned
CMI	1320 Performance Drive	Stockton	California	95206	Owned

1

SCHEDULE 6.9

Business Unit	Physical Address	City	State	ZIP Code
CMI	985 West 3160 South	Salt Lake City	Utah	84123	Leased	*
	Central Valley Industrial Park
CMI	4900 Moline Street	Denver	Colorado	80239	Leased from K & W	**
					Metal Fabricators, LLC

Noll/Norwesco	3011 70th Avenue E.	Fife	Washington	98424	Owned
Noll/Norwesco	1320 Performance Drive	Stockton	California	95206	Owned
Noll/Norwesco	38 SE 97th Avenue	Portland	Oregon	97216	Owned

K & W	13169-B Slover Avenue	Fontana	California	92337	Leased	**
K & W (lease is in	4850 Moline Street	Denver	Colorado	80239	Leased	*
the name of Gibraltar Industries, Inc.)

Appleton	1905 West Haskell Street	Appleton	Wisconsin	54914	Owned
Appleton	927 South Grider Street	Appleton	Wisconsin	54914	Owned

SEMCO	11801 Industry Drive	Jacksonville	Florida	32218	Leased	*

SEMCO	3004 - B Aldine Bender, RR 1	Houston	Texas	77032	Leased	*
SEMCO	18757 Bracken Drive	San Antonio	Texas	78266	Leased	***
Brown Locations

Business Unit	Physical Address	City	State	ZIP Code
The D.S. Brown Company	300 East Cherry Street	North Baltimore	Ohio	45872	Owned

*	A Landlord’s Waiver has been delivered

**	Location shared with another Credit Party; Landlord’s Waiver has been delivered by the Credit Party on the lease

***	There are two leases for this location and a Landlord’s Waiver has been delivered from each landlord

2

SCHEDULE 6.17
INTELLECTUAL PROPERTY
1 See attached list of Copyrights
2 See attached list of Trademarks
3 See attached list of Patents

Copyright Claimant	Reg. #	Date Reg.	Title	Description
Air Vent Inc.	TX 131-073	7/24/1978	Principles of Attic Ventilation	24 pgs

Solar Group, Inc.	TX 5-186-529	4/30/2000	Olde Towne Collection	2 pgs

Solar Group, Inc.	TXU 976-824	11/27/2000	Premium Mailbox Post: The Estate ES200 Black	poster

Solar Group, Inc.	TXU 977-296	11/27/2000	Premium Mailbox Post: The Estate Series ES200 White	poster

Solar Group, Inc.	TXU 980-800	12/4/2000	Premium Mailbox: Estate Series E15 Premium Aluminum Mailbox Post	poster

Solar Group, Inc.	TXU 980-912	11/27/2000	Premium Mailbox: Estate Series E15 Black	poster

Solar Group, Inc.	TXU 983-179	11/28/2000	Premium Mailbox (Estate Series E15 White)	poster

Solar Group, Inc.	V3412D855	3/13/1998	Centrury Classic 2000 Mailbox & 1 Other Title (Century Classic 2000 3-D artwork)	n/a

Solar Group, Inc.	VA 1-038-133	3/27/2000	Olde Towne Collection Post Assembly	mailbox support post

Solar Group, Inc.	VA 1-041-820	3/27/2000	Olde Towne Collection Vertical Mailbox	n/a

Solar Group, Inc.	VA 1-041-830	3/27/2000	Olde Towne Collection Horizontal Mailbox	n/a

Solar Group, Inc.	VAU 462-933	5/28/1999	Cast Aluminum Horizontal Citibox	technical drawing

Solar Group, Inc.	VAU 469-000	5/14/1999	Cast Aluminum Vertical Citibox	technical drawing

Air Vent Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
AV (stylized)		Registered	12/8/1981	1,180,817	73/258,601	USA	IC 006	Metal roof ventilators

FILTERVENT	FILTERVENT	Registered	6/5/1990	1,599,621	73/838,041	USA	IC 019	Unitary fabricated roof ridge ventilators without moving parts

FILTERVENT	FILTERVENT	Registered	12/4/2007	3,348,074	78/549,016	USA	IC 019	Non-metallic unitary fabricated roof ridge ventilators without moving parts

PEAKPERFORMER (and design)		Registered	4/24/2007	3,234,789	78/617,180	USA	IC 019	Non-mechanical plastic roof ridge vent for ventilating attics

SHINGLEVENT	SHINGLEVENT	Registered	6/18/1991	1,648,162	73/834,918	USA	IC 019	Unitary fabricated roof ridge ventilators without moving parts and installation parts sold as a unit

SOLAR TEK (and design)		Registered	3/24/1987	1,433,735	73/607,334	USA	IC 011	Automatic foundation ventilator

SOLARCOOL (and design)		Registered	11/1/2005	3,011,981	78/242,018	USA	IC 006	Solar powered roof and attic vent

TEMP-VENT (and design)		Registered	1/27/1976	1,031,384	73/049,505	USA	IC 011	Automatic foundation ventilators

Air Vent Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
THE EDGE	THE EDGE	Registered	11/11/2008	3,531,951	77/239,648	USA	IC 019	Plastic attic roof intake vents for ventilation purposes

VENTURIVENT	VENTURIVENT	Registered	7/3/1990	1,604,349	73/835,541	USA	IC 006	Unitary fabricated roof rigdge ventilators without moving parts made primarily of metal

Alabama Metal Industries Corporation
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
AMICO	AMICO	Registered	9/5/1995	1,915,974	74/532,835	USA	IC 006 IC 019	Structural and ornamental metal grating; metal laths, metal lathing accessories, namely expansion joints, control joints, corner beads, casing beads, and cold rolled channels for drywall studs and runner track; metal enclosure systems comprising expanded metal panels posts, doors and hardware for their installation; metal fencing systems comprising expanded metal fence sections, posts, fittings, rails and gates; and expanded metal forms

AMICO (and design)		Registered	8/22/1995	1,912,984	74/532,836	USA	IC 006 IC 019	Structural and ornamental metal grating; metal laths and metal lathing accessories, namely expansion joints, control joints, corner beads, casing beads and cold rolled metal channels for drywall studs and runner tracks; metal enclosure systems comprising expanded metal panels, posts, doors and hardware for their installation; metal fencing systems comprising expanded metal fence sections, posts, fittings, rails and gates; and expanded metal forms

ANC	ANC	Registered	12/11/2007	3,351,722	77/143,724	USA	IC 019	Non-metal fencing and accessories therefor, namely, panels, posts, fittings and fasteners

DIAMOND GRIP	DIAMOND GRIP	Registered	9/15/1998	2,189,215	75/318,925	USA	IC 006	Metal industrial safety grating

GMS GENESIS (and design)		Registered	2/25/1997	2,063,254	75/119,091	USA	IC 006	Raised metal access flooring

ORNAMESH	ORNAMESH	Registered	6/27/1995	1,901,456	74/532,516	USA	IC 006	Ornamental metal gratings

SAFETY GRIP	SAFETY GRIP	Registered	4/4/2000	2,337,053	75/330,898	USA	IC 006	Metal flooring

SECURA FENCE SYSTEM	SECURA FENCE SYSTEM	Registered	7/11/1995	1,904,092	74/533,654	USA	IC 006	Metal fencing system consisting of expanded metal fence sections, posts, fittings, rails and gates

SECURA LATH	SECURA LATH	Registered	9/26/1995	1,921,479	74/575,870	USA	IC 006	Metal lathing

Alabama Metal Industries Corporation
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
SECURA MESH	SECURA MESH	Registered	7/11/1995	1,904,088	74/532,515	USA	IC 006	Metal partitions and enclosure systems of expanded metal comprising expanded metal sections, posts, doors and hardware

SHOT-FORM	SHOT-FORM	Registered	5/20/2003	2,717,837	76/167,444	USA	IC 006	Metal casting forms for concrete

STAY-FORM	STAY-FORM	Registered	6/20/1995	1,900,341	74/532,517	USA	IC 006	Expanded metal concrete forms

ZIP STRIP	ZIP STRIP	Registered	8/8/1995	1,910,087	74/532,798	USA	IC 019	Vinyl trim stop for drywall, stucco and veneer applications

GATOR-GRATE (and design)		Registered	2/12/1985	1,319,387	73/445,594	USA	IC 019	Fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications, all sold as a unit; custom manufacture of fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications

KORDEK	KORDEK	Registered	7/24/1979	1,122,786	73/169,918	USA	IC 019	Fiberglass reinforced molded resin walking and catwalk grating

Appleton Supply Company, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
APPLETON BUILDING PRODUCTS (and design)		Registered	7/24/2007	3,270,024	78/745,852	USA	IC 006	Metal building products; namely, flashings, roof edgings, wind braces, gravel stops, ridge rolls, gutter aprons, hardboard siding corners, brick molding covers, H molding joint covers, J channel, roll aluminum and roll steel, brick bonds, flashing shingles, starter strips, drywall corner beads, soffit panels, soffit trim and fascia

AS (and design)		Registered	12/29/1992	1,759,443	74/230,736	USA	IC 006	Metal building products; namely, flashings, roof edgings, wind braces, gravel stops, ridge rolls, gutter aprons, hardboard siding corners, brick molding covers, H molding joint covers, roll aluminum and roll steel, brick bonds, flashing shingles, starter strips and drywall corner beads

SELL-EVEN BUILDING PRODUCTS	SELL-EVEN BUILDING PRODUCTS	Registered	10/6/1992	1,721,382	74/230,245	USA	IC 006	Metal building products; namely, soffits, siding, gutters and coiled aluminum sold in bulk

SELL-EVEN BUILDING PRODUCTS (and design)		Registered	10/6/1992	1,721,386	74/230,951	USA	IC 006	Metal building products; namely, soffits, siding, gutters and coiled aluminum sold in bulk

The D.S. Brown Company, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
DELCRETE	DELCRETE	Registered	1/3/1989	1,518,915	73733176	USA	IC 019	Elastomeric concrete for construction of pavement joints.

DELCRETE	DELECREETE	Registered	2/11/1993	440,290	n/a	Mexico	IC 019	Concreto Elastomerico para de uniones de pavimento

STEELFLEX	STEELFLEX	Registered	5/20/1997	2,062,964	75082004	USA	IC 006	Strip seal expansion joint systems composed of steel profiles, reinforcing steel, steel anchors and neoprene glands, sold as a unit.

DELASTIC	DELASTIC	Registered	10/14/1997	2,104,782	75/082,079	USA	IC 017	Preformed elastomeric compression sealing strips for concrete pavement.

EXODERMIC	EXODERMIC	Registered	8/5/2003	2,747,531	75/642,180	USA	IC 42	CONSULTATION AND PROVIDING INFORMATION RELATED TO COMPOSITE BRIDGE DECKS COMPRISED OF UNFILLED GRID AND STRUCTURAL SLAB.

EXODERMIC	EXODERMIC	Registered	8/31/2004	2,879,486	78/281,391	USA	IC 019	composite bridge decks comprised of unfilled grids and structural slabs, composed primarily of concrete and other non-metal compositions.

DELASTIC-LS		Registered	7/13/2010	3,816,291	77/657,458	USA	IC 017	Two-part urethane sealant and primer, sold together as a unit, for use on engineered joints on bridges and roads.

The D.S. Brown Company, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
TRANSPATCH		Pending	n/a	n/a	77/581,316	USA	IC 019	Concrete and asphalt pavement repair material, namely, tar-based concrete and asphalt patching compound.

MATRIX PREMIX		Pending	n/a	n/a	77/696,995	USA	IC 019	Pre-packaged bridge expansion joint filler.

Gibraltar Industries, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
WEATHER-VENT	WEATHER-VENT	Registered	5/31/2005	2,956,738	76/581,717	USA	IC 006	Metal vents to be used on roofs

Noll/Norwesco, LLC
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
025	025	Registered	9/19/1961	0,721,610	72/097,234	USA	IC 011	Cap assemblies for gas vents

GENERAL METALCRAFT PRODUCTS (and design)		Registered	1/11/2000	2,307,147	75/502,001	USA	IC 006	Metal building products, namely, gutters, downspouts, flashings, roof vents, and HVAC ducting

M&N PLASTICS	M&N PLASTICS	Registered	12/26/2006	3,188,869	78/652,448	USA	IC 019	Fabricated plastic products, namely area wells for building ventilation, vents for buildings, namely cap vents, foundation vents, gable vents, ridge vents, roof vents, soffit vents, and stem vents.

NOLL	NOLL	Registered	9/19/1961	0,721,611	72/097,235	USA	IC 011	Cap assemblies for gas vents

NORWESCO	NORWESCO	Registered	10/5/1965	0,796,980	72/202,117	USA	IC 021	Fabricated metal products, namely, pails, tubs, garbage cans, mailboxes, and sprinkling cans.

NORWESCO	NORWESCO	Registered	9/7/1965	0,795,437	72/202,118	USA	IC 006 IC 017 IC 019	Fabricated metal products namely, downspouts, gutters, roof ventilators, shower stalls, and window wells.

NORWESCO	NORWESCO	Registered	9/7/1965	0,795,498	72/202,119	USA	IC 012	Wheelbarrows

Noll/Norwesco, LLC
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
NORWESCO	NORWESCO	Registered	11/28/2006	3,176,210	78/616,966	USA	IC 006 IC 012 IC 019 IC 021	Fabricated metal products, namely, mail boxes, downspouts, gutters, roof vents for ventilation, window wells, metal HVAC pipe and ducts, namely pipes, ducts, adjustable angles, boots, boxes, caps, collars, elbows, filter slides, increasers, plugs, reducers, saddles, spin-ins, stands, tees, and wyes for HVAC ducts; Wheelbarrows; Fabricated plastic products, namely, area wells for building ventilation, vents for buildings, namely, cap vents, foundation vents, gable vents, ridge vents, roof vents, soffit vents, and stem vents; Fabricated metal products, namely, pails, water tubs, garbage cans, and watering cans.

VENT AIR	VENT AIR	Registered	12/5/2006	3,179,511	78/617,039	USA	IC 019 IC 020	Fabricated plastic products for use in household construction, namely, cap vent covers, foundation vent covers, gable vent covers, ridge vent covers, roof vent covers, soffit vent covers, and stem vent covers for roof, wall, and building foundations; Fabricated plastic products for use in household construction, namely, non-metal ventilating ducts utilizing end cap vents, foundation vents, gable vents, ridge vents, roof vents, soffit vents, and stem vents.

Sea Safe, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
SEASAFE (and design)		Registered	4/3/2001	2,439,864	75/562,870	USA	IC 019	Fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications, all sold as a unit; custom manufacture of fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
AIRHAWK	AIRHAWK	Registered	4/11/1995	1,889,235	74/447,442	USA	IC 011	Roof ventilators, louver-type ventilators, foundation vents and roof and attic fans for residential and commercial use

ARTCRAFT	ARTCRAFT	Registered	6/6/2006	3,100,404	78/593,252	USA	IC 006	Mailboxes, mailbox support posts and bases, newspaper boxes, and decorative finials, post caps, and mounting brackets for the above, all made primarily of metal; street signs, street sign support posts, street sign brackets, all made primarily of metal

COUNTRY IMAGE (stylized)		Registered	4/4/1989	1,532,660	73/752,200	USA	IC 006	Decorated metal rural boxes

EASY UP (and design)		Registered	10/8/1996	2,006,214	75/013,693	USA	IC 006 IC 011 IC 020	Metal goods, namely drive-in post anchors, T-bracing and flat wall bracing, door viewers and knockers, door finger pulls, door stops, handrail brackets, cabinet catches, metal closet rods, sash locks, sash lifts, closet hinges, metal rod chairs for supporting reinforcing bars used in concrete construction, soffit ventilators, house numbers, metal mailboxes, mailbox post mounts, mailbox post supports, mail slots, mailbox mounting hardware, namely metal mounting brackets, screws and bolts; metal static roof vents, metal ridge vents, metal ventilating lovers, soffit strips, foundation vents; Turbine ventilators and powered ventilators for domestic use; Non-metal mailboxes, non-metal mailbox house mounts, non-metal house numbers, non-metal house number supports, non-metal mailbox flags, non-metal wall bumpers, non-metal roof vents, non-metal ridge vents, non-metal storage hooks

HANG STUFF (and design)		Registered	9/9/1980	1,139,387	73/205,314	USA	IC 006	Wall mounted adjustable tool holders made of metal

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
MAILSAFE (and design)		Registered	7/2/1996	1,984,693	74/595,017	USA	IC 020	Non-metal mail boxes

PARCEL PRO	PARCEL PRO	Registered	2/4/2003	2,684,473	76/214,467	USA	IC 006 IC 020 IC 021	Metallic lockable containers for the receipt of delivered packages, envelopes, and other articles; lockable containers primarily of plastic for commercial use, namely, for the receipt of delivered packages, envelopes, and other articles; lockable containers primarily of plastic for household use, namely, for the receipt of delivered packages, envelopes and other articles

POST L POST	POST L POST	Registered	7/15/1969	0,872,869	72/310,288	USA	IC 006	Metal posts for mounting rural mail boxes

SIMPL STORAGE	SIMPL STORAGE	Registered	3/13/2007	3,219,028	78/555,053	USA	IC 020	Plastic shelving systems comprised of plastic shelves, plastic columns, plastic drawers, plastic closet rods, plastic uprights, plastic closet shelving

THE BRUTE (stylized)		Registered	5/30/1989	1,541,576	73/747,770	USA	IC 020	Non-metal rural mailboxes

THE ESTATE SERIES	THE ESTATE SERIES	Registered	11/19/2002	2,652,518	76/167,826	USA	IC 006	Rural metal mailboxes, metal posts for supporting mailboxes, metal fasteners for securing post components to each other

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
THE GENTRY	THE GENTRY	Registered	2/10/2004	2,812,677	76/498,613	USA	IC 020	Plastic rural mailboxes and plastic posts for rural mailboxes

THE ULTIMATE RIDGE VENT	THE ULTIMATE RIDGE VENT	Registered	7/9/2002	2,591,184	76/235,253	USA	IC 019	Non-metallic building materials, namely roofing ridge vents and vent strips

THE ULTIMATE ROLLED RIDGE VENT	THE ULTIMATE ROLLED RIDGE VENT	Registered	6/17/2003	2,728,306	76/242,890	USA	IC 019	Non-metallic building materials, namely ridge vents and vent strips

ESTATE	ESTATE	Pending	n/a	n/a	77/616,292	USA	IC 006	Metal fasteners, namely, bolts, screws, rivets, nails, brackets and fittings for securing mailbox and mailbox post components together; metal mailboxes; metal posts

BERKSHIRE	BERKSHIRE	Registered	1/11/2005	2,917,510	78/353,597	USA	IC 006	Metal mail boxes

FIRST CLASS	FIRST CLASS	Registered	10/30/2007	3,325,892	78/534,588	USA	IC 006 IC 020	Metal mail boxes; Non-metal mail boxes

POSTMASTER	POSTMASTER	Registered	11/7/2000	2,402,352	75/350,207	USA	IC 006 IC 020	Metal mail boxes and accessories, namely, mounting brackets and shelf expanders; Non-metal mail boxes and accessories, namely, mounting brackets and shelf expanders

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
POSTMASTER MAILBOX (and design)		Registered	6/25/1991	1,648,645	74/025,603	USA	IC 006 IC 020	Stakes used to support mailboxes; Mailboxes and covers therefor

THE IRONSIDE	THE IRONSIDE	Registered	3/19/2002	2,550,239	75/350,209	USA	IC 006	Mail boxes made predominately of metal

Trademarks
Southeastern Metals Manufacturing Company, Inc.

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
COPPERXT	COPPERXT	Registered	9/9/2008	3,499,865	77/230,573	USA	IC 006	Metal and metallic composite products, in particular copper bonded to stainless steel, used in building and construction materials, namely, roofing materials, roof coverings, roofing panels, roofing trims, eave drips, trims, flashing and ventilation products for use in residential and commercial buildings

GH (and design)		Registered	10/14/2008	3,516,869	76/671,372	USA	IC 006	Gutter rain water deflectors made primarily of metal.

GUTTER HELMET	GUTTER HELMET	Registered	3/28/1989	1,531,983	73/698,205	USA	IC 019	Rain water gutter deflectors and associated hardware therefor sold as a unit therewith.

NEVER CLEAN YOUR GUTTERS AGAIN!	NEVER CLEAN YOUR GUTTERS AGAIN!	Registered	7/27/1999	2,264,723	75/484,077	USA	IC 006	Gutter rain water deflectors made primarily of metal

SM (and design)		Registered	4/11/1978	1,089,047	73/121,768	USA	IC 006	Metal building and construction products-namely, hurricane clips, wall ties, valleys, gravel stops, downspouts and guttering, termite shields, joist hangers, and rod chairs

THE BEAUTY OF COPPER. THE STRENGTH OF STEEL.	THE BEAUTY OF COPPER. THE STRENGTH OF STEEL.	Registered	8/5/2008	3,480,169	77/362,411	USA	IC 006	Metal and metallic composite products, in particular copper bonded to stainless steel, used in building and construction materials, namely, roofing materials, roof coverings, roofing panels, roofing trims, eave drips, trims, flashing and ventilation products for use in residential and commercial buildings

TRUSTED QUALITY TESTED STRENGTH	TRUSTED QUALITY TESTED STRENGTH	Registered	1/13/2009	3,561,481	76/671,371	USA	IC 006	Metal building and metal construction products — namely steel framing, gutters, downspouts, lath, storm panels, ridge and hip plates, patio covers, concrete and masonry foundation connectors, column and post connectors, floor and deck connectors, roof and truss connectors, wall connectors, steel deck panels, eave drip, roof edge, gutter deflectors, flashing, gravel stops and cover plates, valleys and rail diverters metal roofing, corner beads, soffits, hurricane clips, wall ties, girder shields, termite shields, joist hangers and rod chairs, metal roof vents for ventilation in residential and commercial buildings

Trademarks
Southeastern Metals Manufacturing Company, Inc.

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
GH MICRO-CS COMMERCIAL SERIES GUTTER PROTECTION		Pending	n/a	n/a	77/618,898	USA	IC 019	Gutter rain water protection panels with screens made from metal

DIAMOND	DIAMOND	Pending	n/a	n/a	77/512,075	USA	IC 006	Metal building framing materials, namely, wall, ceiling, roof and floor framing materials made primarily of embossed metal

MICRO-CS	MICRO-CS	Pending	n/a	n/a	77/618,888	USA	IC 019	Gutter rain water protection panels with screens made from metal

MICRO-CS COMMERCIAL SERIES GUTTER PROTECTION		Pending	n/a	n/a	77/618,895	USA	IC 019	Gutter rain water protection panels with screens made from metal

SM SEMCO SOUTHEASTERN METALS CO (and design)		Pending	n/a	n/a	78/950,116	USA	IC 006 IC 019	Metal building products, namely, roof coverings, gutters and downspouts, metal wall framing and flashing, metal roof and other metal exhaust vents for non-HVAC ventilation systems in residential and commercial buildings, metal beads, soffits and trim; Non-metal building products, namely, stucco lath and drywall beads, non-metal roof coverings, and trim.

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Externally baffled ridge vent and methods of manufacture and use	10/970,302	6,991,535	U	10/21/2004	1/31/2006	USA

End-ventilating adjustable pitch arcuate roof ventilator	09/973,259	6,482,084	U	10/9/2001	11/19/2002	USA

Multi-baffled roof ridge vent	09/307,304	6,128,869	U	5/7/1999	10/10/2000	USA

End-ventilating adjustable pitch arcuate roof ventilator	09/447,666	6,149,517	U	11/23/1999	11/21/2000	USA

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Externally baffled ridge vent and methods of manufacture and use	10/610,067	6,881,144	U	6/20/2003	4/19/2005	USA

End-ventilating adjustable pitch arcuate roof ventilator	09/711,370	6,299,528	U	11/10/2000	10/9/2001	USA

Vent with presecured mechanical fasteners	10/600,397	6,793,574	U	6/20/2003	9/21/2004	USA

Ventilator	07/443,215	4,962,882	U	11/27/1989	10/16/1990	USA

Adjustable filtered roof ridge ventilator	07/664,394	5,122,095	U	3/4/1991	6/16/1992	USA

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Temperature and humidity sensitive high efficiency exhaust ventilator apparatus	07/882,182	5,253,804	U	5/12/1992	10/19/1993	USA

Thrust bearing assembly for roof turbine	07/947,741	5,326,313	U	9/21/1992	7/5/1994	USA

Power temp vent duct system	08/020,686	5,294,049	U	2/22/1993	3/15/1994	USA

Rollable ridge vent	29/209,647	D511,847	D	7/19/2004	11/22/2005	USA

Rollable ridge vent	29/210,091	D511,848	D	7/27/2004	11/22/2005	USA

Off-peak intake vent	29/297,913	D574,947	D	11/21/2007	8/12/2008	USA

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Externally baffled ridge vent	11/238,315	n/a	U	9/29/2005	n/a	USA

Alabama Metal Industries Corporation
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Plaster security barrier system	08/399,566	5,697,195	U	3/7/1995	12/16/1997	USA

Stucco arch casing bead	08/703,013	5,699,638	U	8/26/1996	12/23/1997	USA

Fastener clip for security wall system	09/226,048	6,367,216	U	1/4/1999	4/9/2002	USA

Stucco reveal connection system	08/724,355	5,761,866	U	10/1/1996	6/9/1998	USA

Contoured stucco reveal	10/007,249	6,609,341	U	11/13/2001	8/26/2003	USA

Door frame reinforcing structure	09/359,600	6,178,700	U	7/23/1999	1/30/2001	USA

Banding bead	08/008,537	5,423,154	U	1/25/1993	6/13/1995	USA

Fence system	08/058,577	5,421,557	U	5/6/1993	6/6/1995	USA

Fence system	08/407,616	5,556,080	U	3/21/1995	9/17/1996	USA

Connector clip for corner bead	08/320,433	5,531,051	U	10/7/1994	7/2/1996	USA

Stucco reveal	29/133,649	D456,528	D	12/1/2000	4/30/2002	USA

Stucco casing bead	29/156,923	D471,991	D	3/8/2002	3/18/2003	USA

Alabama Metal Industries Corporation
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Non-conductive fencing	11/396,880	n/a	U	4/3/2006	n/a	USA

Movement control screed	11/293,023	n/a	U	12/2/2005	n/a	USA

The D.S. Brown Company, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Suspension Bridge Cable Wrap and Application Method	00/069,701	5,390,386	U	6/1/1993	2/21/1995	USA

Suspension Bridge Cable Wrap and Application Method	95300215.1	722015	n/a	1/13/1995	7/29/1998	European

Suspension Bridge Cable Wrap	9501001	197,238	n/a	2/17/1995	6/28/2000	Mexico

Suspension Bridge Cable Wrap and Application Method	98113238.8	HK1012034	n/a	1/13/1995	4/28/2000	Hong Kong

Suspension Bridge Cable Wrap and Application Method	n/a	2,140,062	n/a	1/12/1995	3/2/2004	Canada

Suspension Bridge Cable Tubelar Article Wrap and Application Method	n/a	ZL95100371.2	n/a	1/27/1995	1/7/2004	China

Improved Exodermic Deck System	n/a	2,239,727	n/a	12/6/1996	9/6/2005	Canada

Exodermic Deck System	00/183,945	5,509,243	U	1/21/1994	4/23/1996	USA

Exodermic Deck System	08/568,464	5,664,378	U	12/7/1995	9/9/1997	USA

Prestressed or Post-Tension Composite Structural System	10/725,185	7,197,854	U	12/1/2003	4/3/2007	USA

System and Method for Electroslag Welding an Expansion Joint Rail	10/712,390	7,038,159	U	11/12/2003	5/2/2006	USA

Improved Exodermic Deck System	n/a	2,181,554	n/a	1/20/1995	9/6/2005	Canada

The D.S. Brown Company, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Patent Pending Applications

Method of Installing Elongate Strip Seals	12/474,495	n/a	n/a	5/29/2009	n/a	USA

Cylindrical	12/831,812	n/a	n/a	7/7/2010	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type		Date
Owner	Title	Number	Number	(U/D)	Filing Date	Issued	Country
Florence Corporation	Portions of post mountable mail boxes	29/185,753	D499,225	D	7/2/2003	11/30/2004	USA

Florence Corporation	Portions of roadside mail boxes	29/185,752	D499,524	D	7/2/2003	12/7/2004	USA

Florence Corporation	Portions of a post supportable mail box	29/185,750	D501,594	D	7/2/2003	2/1/2005	USA

Florence Corporation	Portions of post mountable mail boxes	29/185,751	D503,504	D	7/2/2003	3/29/2005	USA

Florence Corporation	Portions of a post supported mail box	29/185,747	D503,844	D	7/2/2003	4/5/2005	USA

Florence Corporation
Patents

Patent		Application	Patent	Type		Date
Owner	Title	Number	Number	(U/D)	Filing Date	Issued	Country
Florence Corporation	Portions of a post for supporting mail boxes	29/185,748	D503,845	D	7/2/2003	4/5/2005	USA

Florence Corporation	Portions of central connector post and locking elements associated therewith for cluster box mail delivery receptacles	29/208,350	D536,155	D	6/29/2004	1/30/2007	USA

Florence Corporation	Portions of master door locking components of cluster box mail delivery receptacles	29/208,351	D543,335	D	6/29/2004	5/22/2007	USA

Florence Corporation	Exterior portions of guard assemblies for parcel door locking systems of cluster box unit mail delivery receptacles	29/208,364	D547,025	D	6/29/2004	7/17/2007	USA

Florence Corporation	Upper and lower portions of fronts of cluster box mail delivery receptacles	29/208,352	D549,424	D	6/29/2004	8/21/2007	USA

Florence Corporation
Patents

Patent		Application	Patent	Type		Date
Owner	Title	Number	Number	(U/D)	Filing Date	Issued	Country
Florence Corporation	Roadside mail boxes and support posts for roadside mail box	10/881,797	n/a	U	unknown	n/a	USA

Florence Corporation	Pivotal bin mail boxes and pivotal support posts for mail boxes	10/881,799	n/a	U	unknown	n/a	USA

Florence Corporation	Portions of shelf box connectors, and shelf box portions connected therewith for use in cluster box mail delivery receptacles	29/208,345	n/a	D	unknown	n/a	USA

Florence Corporation	Front portions of pivotal doors of mail delivery receptacles	29/208,349	n/a	D	unknown	n/a	USA

Florence Corporation	Engageable shelf and door portions of cluster box mail delivery receptacles	29/208,353	n/a	D	unknown	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type		Date
Owner	Title	Number	Number	(U/D)	Filing Date	Issued	Country
Florence Corporation	Portions of protective outer enclosures of cluster box mail delivery receptacles	29/208,354	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of a rectangular door frame for a cluster box mail delivery receptacle	29/208,356	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of master loading doors of cluster box mail delivery receptacles	29/208,357	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of main doors of cluster box mail delivery receptacles	29/208,358	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of a dual member hinge for doors	29/208,359	n/a	D	unknown	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type		Date
Owner	Title	Number	Number	(U/D)	Filing Date	Issued	Country
Florence Corporation	Front portions of pivotally moveable doors of mail delivery receptacles	29/208,360	n/a	D	unknown	n/a	USA

Florence Corporation	Exterior portions of cluster box unit mail delivery receptacles	29/208,361	n/a	D	unknown	n/a	USA

Florence Corporation	Exterior portions of cluster box mail delivery receptacles	29/208,363	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of door rigidifying extrusion for cluster box mail delivery receptacles, and portion of louver assembly formed therewith	29/208,368	n/a	D	unknown	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type
Owner	Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Florence Corporation	Cluster box mail delivery receptacles	Provisional Application No. 60/583,419; Non-provisional Application No. 11/168,471; Non-provisional Application No. 11/168,302	—	—	—	—	USA

Noll/Norwesco, LLC
Patents

Patent		Application	Patent	Type		Date
Owner	Title	Number	Number	(U/D)	Filing Date	Issued	Country
Noll/Norwesco, LLC	Exhaust vent	08/152,288	5,662,522	U	11/12/1993	9/2/1997	USA

Noll/Norwesco, LLC	Foundation vent	08/015,605	5,444,947	U	2/9/1993	8/29/1995	USA

Noll/Norwesco, LLC	Foundation ventilator	08/064,404	5,460,572	U	5/18/1993	10/24/1995	USA

Noll/Norwesco, LLC	Foundation vent	08/156,412	5,496,213	U	11/22/1993	3/5/1996	USA

Sea Safe, Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Small boat mooring system	07/804,113	5,265,553	U	12/6/1991	11/30/1993	USA

Solar Group Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Rotatable vent	10/436,023	7,025,670	U	5/12/2003	4/11/2006	USA

Secure parcel receptacle, lock assembly therefore and associated method	09/824,138	6,412,688	U	4/2/2001	7/2/2002	USA

Swivel post anchor	08/937,757	5,884,874	U	9/25/1997	3/23/1999	USA

Mailbox support post	11/030,031	7,311,291	U	1/6/2005	12/25/2007	USA

Solar Group Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Roll type roof ridge ventilator and associated method	09/772,611	6,684,581	U	1/30/2001	2/3/2004	USA

Roof ridge ventilation system	07/643,223	5,095,810	U	1/22/1991	3/17/1992	USA

Solar Group Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Modular shelving system	11/048,838	n/a	U	2/2/2005	n/a	USA

Nestable mailbox and method	09/486,160	6,347,736	U	2/22/2000	2/19/2002	USA

Reinforced plastic mailbox	11/052,591	7,086,581	U	2/7/2005	8/8/2006	USA

Ground mount post	11/024,265	7,090,117	U	12/28/2004	8/15/2006	USA

Solar Group Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Mailbox and support	11/032,964	7,090,118	U	1/11/2005	8/15/2006	USA

Mailbox door with rain intercepting structure	11/042,280	7,090,119	U	1/25/2005	8/15/2006	USA

Multiple component mailbox having postal and newspaper compartments	11/047,976	7,104,436	U	2/1/2005	9/12/2006	USA

Solar Group Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Multiple purpose newspaper box	11/542,080	7,201,306	U	10/3/2006	4/10/2007	USA

Mailbox stand	09/181,237	5,971,267	U	10/28/1998	10/26/1999	USA

Nestable mailbox and method	08/917,645	5,988,495	U	8/22/1997	11/23/1999	USA

Mailbox having stackable component parts	10/165,552	6,729,535	U	6/7/2002	5/4/2004	USA

Two piece mailbox support	11/052,648	7,510,162	U	2/7/2005	3/31/2009	USA

Mailbox with signal	11/047,977	7,055,736	U	2/1/2005	6/6/2006	USA

Mailbox support apparatus	07/477,246	5,022,618	U	2/8/1990	6/11/1991	USA

Nestable mailbox	29/100,321	D438,363	D	2/9/1999	2/27/2001	USA

Nestable mailbox	29/125,082	D452,358	D	6/16/2000	12/18/2001	USA

Mailbox	29/218,178	D514,270	D	11/29/2004	1/31/2006	USA

Mailbox	29/219,122	D517,270	D	12/13/2004	3/14/2006	USA

SCHEDULE 6.19
DEPOSIT ACCOUNTS***

Depository Institution
Credit Party	& Address	Type of Account

Gibraltar Steel Corporation of New York	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb.

Gibraltar Steel Corporation of New York — Flat Rolled Group	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Southeastern Metals MFG. Co., Inc.	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Solar Group, Inc.	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Appleton Supply Co., Inc.	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Solar of Michigan, Inc.	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Construction Metals, LLC	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Air Vent, Inc.	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb.

Depository Institution
Credit Party	& Address	Type of Account

Integrated Technologies INT’L., LTD. (assumed name of Gibraltar Steel Corporation of New York)	Key Bank 127 Public Square Cleveland, OH 44114	Funding

DOT Metal Products, Inc. (assumed name of Southeastern Metals MFG. Co., Inc.)	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

AMICO	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Gibraltar Steel Corporation of New York — Strip Division	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Seasafe, Inc.	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Noll/Norwesco, LLC	Key Bank 127 Public Square Cleveland, OH 44114	Funding Cont. Disb. Lockbox

Gibraltar Industries, Inc. — Victory Inst. Money Market Fund-Investor	Key Bank 127 Public Square Cleveland, OH 44114

AMICO — Diamond	Wells Fargo	Payroll ** general disbursement **

AMICO-Seasafe	Capital One	Checking account**

Depository Institution
Credit Party	& Address	Type of Account

AMICO-US	Regions Bank Five Points W Lomb Ave 2800 Lomb Avenue Birmingham, AL 35208	Payroll**

Construction Metals, LLC	Pacific Western Bank	Payroll**

DOT (assumed name of Southeastern Metals MFG. Co., Inc.)	American Bank of Texas P.O. Box 888 Marble Falls, Texas 78654	Payroll**

Florence	Commerce Bank 727 Poyntz Avenue Manhattan, KS 66502-0045	Payroll**

Florence	Harris Bank PO Box 755 Chicago, Il 60690	Disbursement **

Florence	Harris Bank PO Box 755 Chicago, Il 60690	Lockbox**

Florence	US Bank	Bond Issuance Cost Fund**

D. S. Brown Company	Key Bank	Funding Cont. Disb. Lockbox

D. S. Brown Company	MB Financial Bank 6111 North River Rd Rosemont, IL 60018	Disbursement ****

D. S. Brown Company	MB Financial Bank 6111 North River Rd Rosemont, IL 60018	Payroll****

Depository Institution
Credit Party	& Address	Type of Account

D. S. Brown Company	MB Financial Bank 6111 North River Rd Rosemont, IL 60018	Third Party Administrator Disbursements****

**	Each of these accounts is an Immaterial Deposit Account

***	Account Numbers are available to the Agent upon request

****	These accounts will be closed within one year from the D.S. Brown Acquisition Date